UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2010

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.                      Other Events.

On August 24, 2010, The Coca-Cola Company (“TCCC”) announced that it has voluntarily withdrawn its Notification and Report Form, filed with the Federal Trade Commission (the “FTC”) pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976, in order to provide the FTC additional time to review the proposed merger of a subsidiary of TCCC with  Coca-Cola Enterprises.  TCCC also announced that it will re-file the Notification and Report Form with the FTC on August 26, 2010.  Similarly, Coca-Cola Enterprises will voluntarily withdraw its Notification and Report Form with the FTC at the same time, and refile on the same schedule.  When both parties have refiled,  a new 30-day waiting period will commence.  The transaction with TCCC is still expected to close in the fourth quarter of 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2010	COCA-COLA ENTERPRISES INC. (Registrant) By: /S/ TERRI L. PURCELL Name: Terri L. Purcell Title: Vice President and Deputy General Counsel

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